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                                   EXHIBIT A

                  FORM OF AMENDED AND RESTATED REVOLVING NOTE


$35,000,000                                                    Chicago, Illinois
                                                               February __, 1997


          FOR VALUE RECEIVED, the undersigned promises to pay to the order of Bank of America Illinois (the "BANK") at its principal office located at 231 South LaSalle Street, Chicago, Illinois, the principal amount of THIRTY-FIVE MILLION AND NO/100 DOLLARS ($35,000,000.00) or, if less, the aggregate unpaid principal amount of all Revolving Loans (as defined in the "Loan Agreement" as described below) outstanding, as duly shown in the records of the Bank or, at the Bank's option, on attached Schedule 1 (and any continuation thereof), on the
                               ----------
Termination Date.

          The undersigned also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Loan Agreement.

          Payments of both principal and interest are to be made in lawful money of the United States of America in immediately available funds.

          This Amended and Restated Revolving Note is the Revolving Note described in, and is subject to the terms and provisions of, the Second Amended and Restated Loan and Security Agreement, dated as of February __, 1997 (as the same may at any time be amended, modified or supplemented from time to time, the "LOAN AGREEMENT"), among the undersigned, Pen-Tab Holdings, Inc. (formerly known as Pen-Tab Industries, Inc.) (the "PARENT") and the Bank. Certain capitalized terms not otherwise defined herein have the meanings ascribed to them in the Loan Agreement.

          Reference is hereby made to the Loan Agreement for a statement of the prepayment rights and obligations of the undersigned and for a statement of the terms and conditions under which the due date of this Amended and Restated Revolving Note may be accelerated. Upon the occurrence of any Event of Default as specified in the Loan Agreement, the principal balance hereof and the interest accrued hereon may be declared to be forthwith due and payable, and any indebtedness of the Bank or other holder hereof to the undersigned may be appropriated and applied hereon.

          In addition to and not in limitation of the foregoing and the provisions of the Loan Agreement, the undersigned further agrees, subject only to any limitation imposed by applicable law, to pay all expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder of this Amended and Restated Revolving Note in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.
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          All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

          This Amended and Restated Revolving Note constitutes a renewal and restatement of, and a replacement and substitute for, the Revolving Note dated March 24, 1995 of the undersigned (as assignee of the Parent pursuant to the Assignment and Assumption Agreement), payable to the order of the Bank in the original principal amount of Fifty-Five Million and No/100 Dollars ($55,000,000.00) (the "EXISTING NOTE"). The indebtedness evidenced by the Existing Note is continuing indebtedness, and nothing herein shall be deemed to constitute a payment, settlement or novation of the Existing Note, or to release or otherwise adversely affect any lien, mortgage, or security interest securing such indebtedness or any rights of the Bank against any guarantor, surety or other party primarily or secondarily liable for such indebtedness.

                                 *   *   *   *

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          THIS AMENDED AND RESTATED REVOLVING NOTE SHALL BE DEEMED TO BE A
CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.


                                       PEN-TAB INDUSTRIES, INC., a Delaware
                                       corporation


                                       By:______________________________________
                                       Name:____________________________________
                                       Its:_____________________________________

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                                   SCHEDULE 1

Attached to the Amended and Restated Revolving Note dated February __, 1997 of PEN-TAB INDUSTRIES, INC., a Delaware corporation, payable to the order of BANK OF AMERICA ILLINOIS.



                                               Interest
   Amount of             Rate Per              Amount of            Notation
Revolving Loan            Annum                Repayment            Made By
--------------           --------              ---------            --------

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